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The right choice for the long termSM

AMCAP FUND

[cover: close-up of child scooping small sea life from the shore]

SEARCHING FOR LONG-TERM WEALTH CREATION

Annual report for the year ended February 28, 2003

AMCAP FUND(R)

AMCAP Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP Fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

CONTENTS

Letter to shareholders                                                    1
Charting the value of a long-term perspective                             4
Special report: Searching for long-term wealth creation                   6
Inside your fund's investment portfolio                                  12
Directors and officers                                                   31
What makes American Funds different?                             back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Here are returns with all distributions reinvested for periods ended March 31, 2003 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                       1 YEAR         5 YEARS         10 YEARS
CLASS A SHARES
Average annual compound return             --         +1.71%            +9.81%
Total return                          -23.75%         +8.83%          +154.90%

Sales charges are lower for accounts of $25,000 or more.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS:

Fiscal 2003 proved to be an extension of the bear market that began in March 2000. The market excesses of the technology, media and telecommunications bubble continued to unwind. Concerns about the war in Iraq, higher oil prices and a sluggish economic recovery continued to affect stock prices.

In this difficult environment, AMCAP Fund posted a return of -15.7% for the year ended February 28, 2003, assuming reinvestment of a 2.4 cent a share dividend and a capital gain distribution of 9.6 cents a share. While such a decline is painful, the fund still did better than the benchmarks against which we measure it.

As the table below shows, during fiscal 2003, the fund outpaced the Standard & Poor's 500 Composite Index, which measures the stocks of mostly large U.S. companies; the Lipper Multi-Cap Core Fund Index, which tracks mutual funds that invest in a wide variety of companies of different sizes; and the Standard & Poor's 400 MidCap Index, which monitors stocks of medium-sized companies. AMCAP's five-year results show a 19.5% total return for the period compared with double-digit losses for two of the fund's three benchmark indices.

Over the long-term, AMCAP's approach of investing in companies with a history of superior growth has been rewarding.

[Begin Sidebar]
TOTAL RETURNS
FOR PERIODS ENDED FEBRUARY 28, 2003        1 YEAR       5 YEARS     10 YEARS

AMCAP                                      -15.7%       +19.5%       +172.2%
Standard & Poor's 500 Composite Index(1)   -22.7        -14.1        +129.2
S&P 400 MidCap Index(1)                    -18.7        +21.7        +193.8
Lipper Multi-Cap Core Fund Index(2)        -21.3        -13.2        +107.3

(1)The S&P indexes are unmanaged and do not reflect sales charges, commissions or expenses.
(2)Recently, Lipper redefined U.S. equity classifications based on portfolio holdings. AMCAP is now classified in the Multi-Cap Core
   Fund category.
Lipper averages do not include the effects of sales charges.
[End Sidebar]

[photograph: close-up of child's hands holding seashells]

For the fund's almost 36-year lifetime, AMCAP has produced an average annual compound return of 12.1%, surpassing its two primary benchmarks, the S&P 500 (+10.0%) and the Lipper Multi-Cap Core Fund Index (+9.5%). A $10,000 investment on May 1, 1967 (when the fund began operations) would be worth $567,618 on February 28, 2003, with all distributions reinvested and including a 5.75% sales charge. We think it's worth pointing out that the fund compiled its record over a lifetime that spanned a number of very difficult periods. They included the Vietnam War, the Gulf War, years of high inflation and high interest rates in the 1970s and early 1980s and the bear market of the past three years.

Currently, the stock market remains highly volatile. As of this writing, the war in Iraq is ongoing and the economy is struggling to show healthy growth. In this environment, AMCAP continued to manage its portfolio with a long-term investment approach, relying on its in-depth research to find strong companies at reasonable prices.

WHAT HURT THE FUND'S RESULTS

Terrorist attacks around the world hurt the travel, hotel and airline industries. Technology and telecommunications stocks were weakened by excess capacity, an inventory glut and lower capital spending by corporations. Financial services and technology industries continued layoffs. As a result, the U.S. stock market declined to new lows in early October and has been volatile ever since.

Several of the fund's larger holdings experienced declines in the past 12 months. They included Concord EFS (-63.0%), Capital One Financial (-37.1%), Lowe's (-13.1%) and American International Group (-33.4%). These declines do not change our fundamental outlook for these companies. Concord EFS and Lowe's were among the fund's outstanding holdings in the previous year.

WHAT HELPED THE FUND'S RESULTS

A number of AMCAP's larger holdings did well in a difficult year. They included eBay (+50.7%), Yahoo! (+44.2%) and Forest Laboratories (+25.3%). The fund's sizable cash reserves of nearly 23% also helped provide stability in the market decline of the past year, and will be a source of funds if shares of superior companies become more attractively priced.

[Begin Sidebar]
AMCAP's lifetime results (5/1/1967 - 2/28/2003)
                                                             Average annual
                                         Total return        compound return

AMCAP                                      +5,928.1%               +12.1%
Standard & Poor's 500 Composite Index/1/   +2,928.6                +10.0
Consumer Price Index (inflation)/2/          +453.2                 +4.9

/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Computed from data supplied by the U.S. Department of Labor,
   Bureau of Labor Statistics.
[End Sidebar]

GOING FORWARD

In last year's annual report, we wrote that we "continue to be optimistic about the long-term value of true growth companies but we are concerned that valuations of a number of the stocks are still too high." Today -- after a difficult year -- we can say that we remain confident about the quality of the companies in our portfolio. In addition, the market decline has made their valuations more attractive.

We believe that the five- to ten-year outlook for well-managed growth companies in the United States continues to improve. As always, we recommend that you take a long-term perspective toward your mutual fund investment.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 11, 2003

[photo: close-up of seashell on shore]

[Begin Sidebar]
AMCAP'S TOTAL RETURNS

FOR THE PAST 10 FISCAL YEARS (ENDED 2/28 OR 2/29)

1994         +11.3%                1999            +21.1%
1995          +3.4                 2000            +22.3
1996         +29.3                 2001             +3.0
1997         +11.7                 2002             -7.1
1998         +37.0                 2003            -15.7

TOTAL RETURN OVER ENTIRE 10-YEAR PERIOD           +172.2%

AVERAGE ANNUAL COMPOUND RETURN FOR THE 10-YEAR
PERIOD                                             +10.5%
[End Sidebar]



THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 -- when the fund began operations -- and February 28, 2003. As you can see, that $10,000 grew to $567,618 with all distributions reinvested, a gain of 5,576%. Over the same period, $10,000 would have grown to $302,860 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1993. At that time, according to the table, the value of the investment illustrated here was $208,557. Since then, it has increased over two times in value, to $567,618. Thus, in that same 10-year period, the value of your investment -- regardless of size -- has also more than doubled.


AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                         For periods ended
CLASS A SHARES*                          February 28, 2003
reflecting 5.75% maximum sales charge

1 year                                             -20.53%
5 years                                             +2.41%
10 years                                            +9.88%

* Assuming reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

Please see the inside back cover for important information about other share classes.

[begin mountain chart]


Year               AMCAP               S&P 500 with              Consmer Price Index
ended              with dividends      dividends reinvested      (inflation)
Feb. 28 or 29      reinvested

5/1/67            $ 9,425             $10,000                   $10,000
1968#              10,056               9,778                    10,332
1969               12,212              11,074                    10,816
1970               11,835              10,442                    11,480
1971               12,643              11,713                    12,054
1972               14,902              13,305                    12,477
1973               13,978              14,345                    12,961
1974               11,037              12,776                    14,260
1975               9,903               11,354                    15,861
1976               13,883              14,453                    16,858
1977               14,173              15,062                    17,855
1978               16,612              13,807                    19,003
1979               22,738              16,105                    20,876
1980               33,541              20,071                    23,837
1981               40,548              24,400                    26,556
1982               42,643              22,175                    28,580
1983               61,456              30,690                    29,577
1984               62,128              34,013                    30,937
1985               72,165              41,108                    32,024
1986               88,738              53,636                    33,021
1987               115,664             69,462                    33,716
1988               112,037             67,586                    35,045
1989               122,827             75,608                    36,737
1990               140,027             89,863                    38,671
1991               163,492             103,018                   40,725
1992               196,856             119,450                   41,873
1993               208,557             132,158                   43,233
1994               232,137             143,149                   44,320
1995               240,047             153,672                   45,589
1996               310,345             206,941                   46,798
1997               346,783             261,046                   48,218
1998               475,003             352,382                   48,912
1999               575,089             421,935                   49,698
2000               703,358             471,431                   51,299
2001               724,638             432,799                   53,112
2002               673,327             391,654                   53,716
2003               567,618/1/,/2/      302,860/3/                55,317/4/

TOTAL VALUE                1968/#/        1969             1970            1971
Dividends Reinvested       -              75               190             200
Value At Year End/1/       $10,057        12,212           11,835          12,643
AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8


TOTAL VALUE                1972           1973             1974            1975
Dividends Reinvested       244            228              196             294
Value At Year End/1/       14,902         13,978           11,037          9,903
AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3


TOTAL VALUE                1976           1977             1978            1979
Dividends Reinvested       328            208              263             335
Value At Year End/1/       13,883         14,173           16,612          22,738
AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9


TOTAL VALUE                1980           1981             1982            1983
Dividends Reinvested       438            724              2,594           1,231
Value At Year End/1/       33,541         40,548           42,643          61,456
AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1


TOTAL VALUE                1984           1985             1986            1987
Dividends Reinvested       1,591          1,944            1,548           1,629
Value At Year End/1/       62,128         72,165           88,738          115,664
AMCAP TOTAL RETURN         1.1            16.2             23.0            30.3


TOTAL VALUE                1988           1989             1990            1991
Dividends Reinvested       3,017          3,167            3,160           3,293
Value At Year End/1/       112,037        122,827          140,027         163,492
AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8


TOTAL VALUE                1992           1993             1994            1995
Dividends Reinvested       2,156          2,252            1,918           2,399
Value At Year End/1/       196,856        208,557          232,137         240,047
AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4


TOTAL VALUE                1996           1997             1998            1999
Dividends Reinvested       3,363          2,643            2,465           3,727
Value At Year End/1/       310,345        346,783          475,003         575,089
AMCAP TOTAL RETURN         29.3           11.7             37.0            21.1


TOTAL VALUE                2000           2001             2002            2003
Dividends Reinvested       3,329          4,106            3,693           1,077
Value At Year End/1/       703,358        724,638          673,327         567,618
AMCAP TOTAL RETURN         22.3           3.0              -7.1            -15.7


Average annual compound return for 35-3/4 years   11.9%/1,2/


# For the period May 1, 1967 (when the fund began operations), through February
  29, 1968.
1 These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments over $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.50% prior to July 1, 1988.
2 Includes reinvested dividends of $60,025 and reinvested capital gain distributions of $494,453.
3 The index is unmanaged and does not reflect sales charges, commissions or expenses.
4 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.




[photograph: close-up of seashell on shore]

SEARCHING FOR LONG-TERM WEALTH CREATION

The fund's approach is simple: AMCAP seeks to create shareholder wealth by investing in companies that have grown at an above-average rate over the long term.

With all the uncertainty in the stock market these days, we thought it would be a good idea to take a look at the basic principles behind AMCAP Fund and consider why it has produced strong investment results over the long run.

The fund's approach is simple: AMCAP seeks to create shareholder wealth by investing in companies that have grown at an above-average rate over the long term. Companies create wealth in a variety of ways, but fundamentally, they deliver products or services which are worth more to customers than it costs to make them. This seems like an easy formula -- and it is, in the short term. But developing a viable, broad, and effective strategy for long-term growth is more difficult, and actually delivering on that growth opportunity over the long term is even tougher. AMCAP's goal is to invest in companies with a history of proven growth and the best prospects for superior long-term future growth.

"AMCAP's strategy is dependent on companies -- and not the stock market-- for its success," Mike Shanahan, chairman of the fund, observes.

That means focusing on companies with sustainable business advantages that allow them to grow faster than the market. "We have found these companies through patience, persistence, hard work and by focusing on what counts, not necessarily on what is fashionable," says Claudia Huntington, the fund's president. "These are companies with a unique advantage over their competitors, whether it is in the services they offer, their culture, their product development process, their distribution systems or their technologies."

Here are some of the attributes AMCAP investment analysts and portfolio counselors seek to find in a company: a strong balance sheet, a history of above-average growth, strong management, effective customer service and a reasonable stock price. "We work hard to identify the competitive advantages of our investments," says Claudia. "We measure them not only on what we believe is in store for them in the future, but also on whether they have done relatively better than their peers in the past."

WHAT KIND OF COMPANIES DOES AMCAP SELECT?

Currently, the fund's largest positions include companies in medical devices, drug development, innovative retailing, Internet marketing, office supplies and products, and computer networking. Let's take a quick look at only a few of AMCAP's largest holdings.

[photo collage: close-up of child standing next to starfish on the shore; close-up of grocery basket on the conveyor belt at the checkstand; close-up of woman working on a computer laptop in her kitchen]

"Growth comes from new products, new customers and new geographies," Mike says. "Growth in retailing can come from the building of new stores and the move into new markets." Lowe's, one of the largest home improvement retailers, opened 123 new stores in its fiscal year ended January 31. eBay, the largest online auction company, has used the Internet to build a platform for the sales of goods and services worldwide, and has shown steady growth. Avon Products, the world's leading direct seller of beauty and related products, markets to women in 143 countries through 3.9 million independent sales representatives. Rising sales in the United States and Europe have contributed to Avon's earnings growth.

[close-up of woman's hand with a jar of lotion]

A medical device company and a global insurance firm are examples of key long-term holdings for AMCAP. Medtronic, a leading producer of medical devices, has benefited from strong growth in new therapeutic devices for heart failure, defibrillators to protect against potentially lethal heart rhythms and products to assist spinal surgery. American International Group, a leader in providing insurance and financial services to corporations and individuals around the world, has developed a global strategy that has opened up distribution channels in 130 countries throughout the world.

Many of AMCAP's investments tend to be quite long term. If we are able to identify companies with sustainable long-term growth, this should come as no surprise. Of the top 20 holdings in the fund, six companies have been held for more than 10 years; seven companies for between four and 10 years; five companies for between one and four years and two companies for less than a year.

HOW DOES AMCAP IDENTIFY QUALITY GROWTH COMPANIES?

Careful research by experienced investment professionals has been the key in AMCAP's search for companies that grow faster than the market. To find good companies and determine their true worth, AMCAP relies heavily on the research analysts of Capital Research and Management Company, adviser to all 29 American Funds.

The investment analysts and portfolio counselors attempt to understand just what a company does, how it will profit from industry trends and what the risks are to achieving its potential.

[photograph: man sitting on the floor of his living room with a laptop in his lap]

Capital Research analysts first read a company's financial statements thoroughly to "carefully evaluate the quality of the numbers and the strength of the balance sheet," says Mike. In addition, analysts travel extensively to visit companies and their plants and facilities. Besides meeting with management, they also talk with a company's customers, suppliers and competitors to get a more complete picture of that firm's potential and its ability to survive significant adversity. Capital Research analysts also confer with each other in "cluster groups" that hold regular meetings and specialize in various industries such as telecommunications, semiconductors and retailing. All of this results in a broad base of knowledge, which can lead to better investment decisions.

[photo collage: close-up of person browsing a shelf of folded sweaters at a retail store; laboratory technician looking at a transparency of lab results]

[Begin  Sidebar]
Capital Research analysts first read a company's financial statements thoroughly to "carefully evaluate the quality of the numbers and the strength of the balance sheet." --Mike Shanahan
[End Sidebar]


[photograph: close-up of seashell on the sand]

[Begin Sidebar]
AMCAP'S WEALTH OF EXPERIENCE

AMCAP Fund currently has four portfolio counselors who bring together 99 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

                                            YEARS OF INVESTMENT
PORTFOLIO COUNSELOR                             EXPERIENCE

R. Michael Shanahan                                 38
Claudia P. Huntington                               30
Timothy D. Armour                                   20
C. Ross Sappenfield                                 11
[End Sidebar]

Investment analyst James Terrile, who covers the medical instrument industry, searches for two key qualities -- "strategic leadership and very good cost controls." To discover the companies with these qualities, he spends much of his days talking to doctors, who are the end-users of medical products. He attends medical conferences and trade shows and checks clinical trial results. A new medical device typically only lasts nine months to a year before it becomes obsolete. So patents, technology, innovation and leadership are paramount because this is a highly competitive, price-sensitive market.

A company needs a sustainable set of competitive advantages to be successful over the long run. Greg Johnson, investment analyst who covers retail companies, looks for two chief qualities in his industry: "good management and a positive company culture." A positive company "culture" is hard to define but it's important because retail employees generally aren't well paid, he says. "It's a challenge to motivate employees and make them feel good. And motivated employees provide superior customer service, which is a major competitive advantage," Greg says.

Greg seeks to find these attributes by visiting stores and talking to store managers, employees and customers. "Analyzing income statements and balance sheets is important," says Greg, a certified public accountant. But he gives serious weight to "interacting with people to get information. It's like putting a jigsaw puzzle together."

THE ROLE OF THE PORTFOLIO COUNSELORS

Like all of the 29 American Funds, AMCAP is managed using the multiple portfolio counselor system. The portfolio is divided into five segments. Four are managed by AMCAP's portfolio counselors -- Mike Shanahan, Claudia Huntington, Tim Armour and Ross Sappenfield. The fifth is managed by the fund's research analysts. Analysts have an opportunity to demonstrate their conviction by managing a portion of the fund's assets themselves rather than being limited to giving recommendations to others.

[photograph: close-up of woman carrying shoping bag]

Blending the best attributes of individualism and teamwork, the system is not dependent on any one individual -- no matter how talented -- but on several. Over the long term, the system adds consistency and continuity to the fund. "The fund benefits from the highest conviction ideas of all our independent portfolio counselors and analysts, each of whom has different investing strengths and styles," Claudia says.

[photo collage: young girl on beach; assembly line of filled jars; lab technician looking at laboratory equipment]

[Begin Sidebar]
Companies that have over-leveraged their balance sheets, under-spent on product development or have not developed an efficient distribution system are ending up in trouble. --Claudia Huntington
[End Sidebar]

BEAR MARKETS AND WEALTH-CREATING COMPANIES

In market downturns when the future seems uncertain and the present confusing, the difference between long-term winners and losers may become more obvious, Claudia says. "Companies that have over-leveraged their balance sheets, under-spent on product development or have not developed an efficient distribution system are ending up in trouble. On the other hand, companies that are strong may be able to take advantage of the downturn to gain market share from companies that have built their growth rates on more fragile ground."

Most product-based companies try to maintain their research and development expenditures in good times and bad, Mike says. But in the past three years, many companies weren't sure they would survive long enough to see that research pipeline pay off. They've had to cut back their research and development budgets. In contrast, the stronger companies continue to invest in research and development and will be able to take advantage of those new products in the future.

PUTTING IT ALL TOGETHER

AMCAP's approach has been proven successful over the long run. For the fund's almost 36-year lifetime (from May 1, 1967 through February 28, 2003), AMCAP has produced an average annual compound return of 12.1%, surpassing two benchmarks used to measure its progress -- Standard & Poor's 500 Composite Index (10.0%) and the Lipper Multi-Cap Core Fund Index (9.5%). A $10,000 investment in AMCAP in May 1967 would be worth $567,618 today, with all distributions reinvested and reflecting the 5.75% sales charge. This compares with $302,860 for the unmanaged S&P 500 and $256,671 for the Lipper Multi-Cap Core Fund Index.

[Begin Sidebar]
In any one year, stock market changes can be overwhelming. By paying attention to risk and choosing from companies with a record of superior results, this has been a very worthwhile fund for investors.
[End Sidebar]

Companies that have a record of creating superior results are a good universe for the fund, Mike says. "In any one year, stock market changes can be overwhelming. By paying attention to risk and choosing from that universe, this has been a very worthwhile fund for investors."

[photograph: close-up of starfish on the beach]


[photograph; close-up of person holding an opened shellfish]

[Begin Sidebar]
ACCOUNTING PRACTICES AND CORPORATE GOVERNANCE

Given the number of business scandals that have erupted during the past year, it's worth noting that AMCAP Fund's investment adviser, Capital Research and Management Company, has always considered corporate governance to be a vital issue and part of its intensive research process.

Corporate scandals -- which are hardly new in the annals of business history -- have a way of being uncovered in the aftermath of a bull market. A case in point: After the stock market crash of 1929, more than a few companies were shown to have created elaborate schemes to hide liabilities -- a foreshadowing of Enron's off-the-books partnerships some seven decades later.

During the so-called go-go years of the late 1960s and early 1970s, questions about accounting practices swirled around a number of once high-flying companies -- some of whose stock prices plunged as much as technology stocks have in the past two-and-a-half years.

Capital Research strongly supports legislation, signed into law last summer by President Bush, aimed at ending corporate fraud in the United States. This law creates an independent auditing and oversight board to be supervised by the U.S. Securities and Exchange Commission, imposes increased penalties (including stiff fines and potential jail time for corporate wrongdoers), forces speedier and more extensive financial disclosure, and creates avenues of recourse for aggrieved investors. We believe that in the long run, these reforms will strengthen corporate governance and be good for investors and for the stock market.

Through direct contact with a company's management and through its proxy voting, Capital Research works hard to encourage wise and ethical corporate conduct. We do not hesitate to vote against management proposals whenever we deem it necessary.
[End Sidebar]


Amcap Fund
Investment portfolio, February 28, 2003

[BEGIN PIE CHART]
INDUSTRY DIVERSIFICATION
Commercial services & supplies 7.39%
Pharmaceuticals 5.22%
Semiconductor equipment & products 5.18%
Media 5.16%
Diversified financials 5.02%
Other industries 49.08%
Cash & equivalents 22.95%
[END PIE CHART]

LARGEST EQUITY HOLDINGS          Percent
                                  of net
                                  assets
Cisco Systems                     1.79%
eBay                              1.67
Concord EFS                       1.63
Capital One Financial             1.55
Lowe's Companies                  1.49
Medtronic                         1.49
Fannie Mae                        1.44
American International Group      1.39
Oracle                            1.36
Applied Materials                 1.33

                                                                                                            Market
                                                                                                             value
Equity securities (common and convertible preferred stocks)                               Shares              (000)

COMMERCIAL SERVICES & SUPPLIES  -  7.39%
Concord EFS, Inc.  (1)                                                                11,300,000      $    125,430
Avery Dennison Corp.                                                                   1,744,200           100,117
Robert Half International Inc.  (1)                                                    5,900,000            79,001
Paychex, Inc.                                                                          1,600,000            41,952
Sabre Holdings Corp., Class A  (1)                                                     2,500,000            41,400
DeVry Inc.  (1)                                                                        2,283,700            39,006
Ceridian Corp.  (1)                                                                    2,400,000            33,120
Automatic Data Processing, Inc.                                                          800,000            26,000
Pitney Bowes Inc.                                                                        700,000            21,728
Education Management Corp.  (1)                                                          550,000            20,834
ServiceMaster Co.                                                                      1,700,000            16,609
Apollo Group, Inc., Class A  (1)                                                         325,000            15,060
Ionics, Inc.  (1)                                                                        354,200             7,364


PHARMACEUTICALS  -  5.22%
Bristol-Myers Squibb Co.                                                               4,225,000            98,442
Forest Laboratories, Inc.  (1)                                                         1,800,000            89,640
Eli Lilly and Co.                                                                      1,395,000            78,901
Medicis Pharmaceutical Corp., Class A  (1)                                             1,325,000            61,745
Pfizer Inc                                                                             1,218,200            36,327
Merck & Co., Inc.                                                                        400,000            21,100
Schering-Plough Corp.                                                                    800,000            14,416


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.18%
Applied Materials, Inc.  (1)                                                           7,900,000           102,542
Texas Instruments Inc.                                                                 4,000,000            67,000
Linear Technology Corp.                                                                1,700,000            52,139
Xilinx, Inc.  (1)                                                                      2,250,000            51,525
Maxim Integrated Products, Inc.                                                        1,350,000            46,629
Altera Corp.  (1)                                                                      3,100,000            38,843
KLA-Tencor Corp.  (1)                                                                    550,000            19,662
Analog Devices, Inc.  (1)                                                                650,000            18,954


MEDIA  -  5.16%
Viacom Inc., Class B, nonvoting  (1)                                                   2,700,000           100,251
AOL Time Warner Inc.  (1)                                                              8,647,500            97,890
Comcast Corp., Class A, special stock, nonvoting  (1)                                  2,500,000            70,225
Liberty Media Corp., Class A  (1)                                                      7,600,000            69,844
Interpublic Group of Companies, Inc.                                                   5,995,300            57,855


DIVERSIFIED FINANCIALS  -  5.02%
Capital One Financial Corp.                                                            3,851,200           119,272
Fannie Mae                                                                             1,731,000           110,957
SLM Corp.                                                                                725,000            78,989
Freddie Mac                                                                            1,400,000            76,510


MULTILINE RETAIL  -  4.12%
Kohl's Corp.  (1)                                                                      2,090,000           102,201
Target Corp.                                                                           3,350,000            95,977
Dollar General Corp.                                                                   8,410,000            87,380
Costco Wholesale Corp.  (1)                                                            1,000,000            30,520


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.60%
Medtronic, Inc.                                                                        2,560,000           114,432
Applera Corp. - Applied Biosystems Group                                               3,630,900            66,627
Guidant Corp.  (1)                                                                     1,713,300            61,268
Becton, Dickinson and Co.                                                              1,000,000            34,400


SOFTWARE  -  3.30%
Oracle Corp.  (1)                                                                      8,710,000           104,172
Microsoft Corp.                                                                        2,720,000            64,464
National Instruments Corp.  (1)                                                        1,412,500            47,573
Macromedia, Inc.  (1)                                                                  2,000,000            31,680
Cadence Design Systems, Inc.  (1)                                                        500,000             5,295


HEALTH CARE PROVIDERS & SERVICES  -  3.08%
Express Scripts, Inc.  (1)                                                             1,900,000            98,268
WellPoint Health Networks Inc.  (1)                                                      850,000            57,808
HCA Inc.                                                                               1,400,000            57,736
IMS Health Inc.                                                                        1,484,600            22,269


INSURANCE  -  2.52%
American International Group, Inc.                                                     2,168,750           106,898
First American Corp.                                                                   1,500,000            34,650
Reinsurance Group of America, Inc.                                                     1,000,000            26,430
Mercury General Corp.                                                                    700,000            25,347


INTERNET & CATALOG RETAIL  -  2.47%
eBay Inc.  (1)                                                                         1,640,000           128,609
USA Interactive  (1)                                                                   2,500,000            61,325


SPECIALTY RETAIL  -  2.24%
Lowe's Companies, Inc.                                                                 2,920,000           114,756
Gap, Inc.                                                                              3,880,000            50,595
AutoZone, Inc.  (1)                                                                      100,000             6,580


BANKS  -  1.99%
Wells Fargo & Co.                                                                      1,700,000            77,095
M&T Bank Corp.                                                                           959,230            75,798


HOTELS, RESTAURANTS & LEISURE  -  1.91%
Carnival Corp.                                                                         2,925,200            67,192
Brinker International, Inc.  (1)                                                       1,725,000            47,817
International Game Technology  (1)                                                       312,500            24,556
Papa John's International, Inc.  (1)                                                     300,000             7,131


WIRELESS TELECOMMUNICATION SERVICES  -  1.89%
Nextel Communications, Inc., Class A  (1)                                              6,150,000            86,592
AT&T Wireless Services, Inc.  (1)                                                      7,703,300            45,526
Western Wireless Corp., Class A  (1)                                                   2,075,000            12,658


COMMUNICATIONS EQUIPMENT  -  1.79%
Cisco Systems, Inc.  (1)                                                               9,829,300           137,414


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.77%
Solectron Corp.  (1)                                                                  13,140,000            41,391
Sanmina-SCI Corp.  (1)                                                                 8,660,000            37,238
Jabil Circuit, Inc.  (1)                                                               1,737,000            28,852
Rogers Corp.  (1)                                                                        750,000            21,585
Tech Data Corp.  (1)                                                                     300,000             6,786


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.75%
CenturyTel, Inc.                                                                       2,890,000            79,186
ALLTEL Corp. 7.75% 2005                                                                  800,000            36,720
ALLTEL Corp.                                                                             417,700            18,137


OIL & GAS  -  1.43%
Devon Energy Corp.                                                                     1,200,000            57,840
Apache Corp.                                                                             800,000            52,224


COMPUTERS & PERIPHERALS  -  1.37%
EMC Corp.  (1)                                                                         8,500,000            62,815
International Business Machines Corp.                                                    300,000            23,385
Lexmark International, Inc., Class A  (1)                                                300,000            18,723


TOBACCO  -  1.26%
Altria Group, Inc. (formerly Philip Morris Companies Inc.)                             2,500,000            96,625


PERSONAL PRODUCTS  -  1.06%
Avon Products, Inc.                                                                    1,560,000            81,120


INDUSTRIAL CONGLOMERATES  -  0.97%
General Electric Co.                                                                   3,100,000            74,555


AIRLINES  -  0.96%
Southwest Airlines Co.                                                                 6,085,000            73,446


INTERNET SOFTWARE & SERVICES  -  0.72%
Yahoo! Inc.  (1)                                                                       2,655,600            55,369


ENERGY EQUIPMENT & SERVICES  -  0.67%
Schlumberger Ltd.                                                                      1,240,000            51,596


BIOTECHNOLOGY  -  0.65%
Genentech, Inc.  (1)                                                                     800,000            28,288
Amgen Inc.  (1)                                                                          400,000            21,856


MULTI-UTILITIES & UNREGULATED POWER  -  0.65%
Duke Energy Corp.                                                                      2,499,000            33,761
Calpine Corp.  (1)                                                                     5,750,000            16,043


OFFICE ELECTRONICS  -  0.64%
Zebra Technologies Corp., Class A  (1)                                                   775,000            48,887


FOOD & DRUG RETAILING  -  0.63%
Walgreen Co.                                                                           1,250,000            35,175
Albertson's, Inc.                                                                        700,000            13,181


IT CONSULTING & SERVICES  -  0.51%
Computer Sciences Corp.  (1)                                                           1,250,000            39,075


CONTAINERS & PACKAGING  -  0.42%
Sealed Air Corp.  (1)                                                                    900,000            32,643


CHEMICALS  -  0.40%
Cambrex Corp.                                                                          1,300,000            30,849


TEXTILES, APPAREL & LUXURY GOODS  -  0.18%
NIKE, Inc., Class B                                                                      300,000            13,911


Miscellaneous  -  4.13%
Other equity securities in initial period of acquisition                                                   317,406


Total equity securities (cost: $6,066,240,000)                                                           5,914,986



                                                                                       Principal            Market
                                                                                          amount             value
Short-term securities                                                                       (000)             (000)

Federal agency discount notes  -  12.81%
Freddie Mac 1.21%-1.285% due 3/6-5/29/2003                                           $   404,850      $    404,388
Fannie Mae 1.23%-1.60% due 3/5-6/16/2003                                                 359,900           359,288
Federal Home Loan Bank 1.225%-1.55% due 3/5-4/30/2003                                    219,927           219,691


Corporate short-term notes  -  9.93%
General Dynamics Corp. 1.24%-1.25% due 4/1-5/21/2003 (2)                                  85,800            85,659
Enterprise Funding Corp. 1.26%-1.28% due 3/17-4/17/2003 (2)                               47,800            47,741
Receivables Capital Corp. 1.28% due 3/14/2003 (2)                                         27,300            27,286
Pfizer Inc 1.24%-1.25% due 3/13-4/30/2003 (2)                                             72,800            72,729
Edison Asset Securitization LLC 1.56% due 3/12/2003 (2)                                   33,800            33,782
GE Financial Assurance Holdings Inc. 1.29% due 3/19/2003 (2)                              30,000            29,980
Citicorp 1.33% due 4/28/2003                                                              35,000            34,924
Corporate Asset Funding Co. Inc. 1.25% due 4/8-4/14/2003 (2)                              22,500            22,467
Merck & Co. Inc. 1.24%-1.25% due 3/7-3/27/2003                                            53,000            52,964
Preferred Receivables Funding Corp. 1.26%-1.265% due 3/10-4/21/2003 (2)                   51,800            51,756
Wells Fargo & Co. 1.29% due 3/24/2003                                                     50,000            49,957
Abbott Laboratories Inc. 1.23%-1.24% due 3/11-3/31/2003 (2)                               49,100            49,060
American Express Credit Corp. 1.24%-1.25% due 4/2-4/7/2003                                41,800            41,748
Schlumberger Technology Corp. 1.30%-1.32% due 3/3/2003 (2)                                41,300            41,296
Executive Jet Inc. 1.25%-1.28% due 3/6-3/18/2003 (2)                                      36,500            36,489
Kraft Foods Inc. 1.24% due 3/3-4/23/2003                                                  35,000            34,961
Harley-Davidson Funding Corp. 1.25% due 5/7/2003 (2)                                      25,000            24,940
Schering Corp. 1.30% due 3/14/2003                                                        24,800            24,787
Total short-term securities (cost: $1,745,903,000)                                                       1,745,893


Total investment securities (cost: $7,812,143,000)                                                       7,660,879
Other assets less liabilities                                                                               15,844

Net assets                                                                                              $7,676,723

(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors.
    In practice, this security is as liquid as unrestricted securities in the portfolio.

The descriptions of the companies shown in the portfolio, which are obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THIS PORTFOLIO SINCE AUGUST 31, 2002
Amgen
Apache
Automatic Data Processing
Costco Wholesale
Devon Energy
Express Scripts
First American
General Electric
HCA
Oracle
Sealed Air
Target


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE AUGUST 31,2002
Big Lots
Clear Channel Communications
Electronics for Imaging
Equifax
First Data
Intuit
PMC-Sierra
Staples
VeriSign


Financial statements
Statement of assets and liabilities at February 28, 2003
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market (cost: $7,812,143)                                                            $7,660,879
 Cash                                                                                                                 144
 Receivables for:
  Sales of investments                                                                   $20,960
  Sales of fund's shares                                                                  18,567
  Dividends                                                                                4,933                   44,460
                                                                                                                7,705,483
Liabilities:
 Payables for:
  Purchases of investments                                                                14,740
  Repurchases of fund's shares                                                             6,991
  Investment advisory services                                                             2,087
  Services provided by affiliates                                                          4,158
  Deferred Directors' compensation                                                           763
  Other fees and expenses                                                                     21                   28,760
Net assets at February 28, 2003                                                                                $7,676,723

Net assets consist of:
 Capital paid in on shares of capital stock                                                                    $8,014,023
 Undistributed net investment income                                                                                1,125
 Accumulated net realized loss                                                                                   (187,161)
 Net unrealized depreciation                                                                                     (151,264)
Net assets at February 28, 2003                                                                                $7,676,723

Total authorized capital stock - 750,000 shares, $1.00 par value
                                                                                          Shares          Net asset value
                                                                Net assets           outstanding             per share (1)

Class A                                                          6,640,624               519,627                   $12.78
Class B                                                            298,515                23,762                    12.56
Class C                                                            274,302                21,921                    12.51
Class F                                                            289,127                22,713                    12.73
Class 529-A                                                         39,303                 3,080                    12.76
Class 529-B                                                         12,204                   962                    12.68
Class 529-C                                                         14,435                 1,138                    12.68
Class 529-E                                                          2,829                   222                    12.73
Class 529-F                                                            470                    37                    12.78
Class R-1                                                              743                    58                    12.73
Class R-2                                                           24,489                 1,927                    12.71
Class R-3                                                           23,770                 1,865                    12.75
Class R-4                                                            3,210                   252                    12.76
Class R-5                                                           52,702                 4,123                    12.78
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were
$13.56 and $13.54, respectively.


See Notes to Financial Statements

Statement of operations for the year ended February 28, 2003
(dollars in thousands)
Investment income:
 Income:
  Dividends                                                                               $45,140
  Interest                                                                                 33,630                  $78,770

 Fees and expenses:
  Investment advisory services                                                             27,649
  Distribution services                                                                    22,635
  Transfer agent services                                                                   9,463
  Administrative services                                                                   1,058
  Reports to shareholders                                                                     323
  Registration statement and prospectus                                                       609
  Postage, stationery and supplies                                                          1,148
  Directors' compensation                                                                      12
  Auditing and legal                                                                           80
  Custodian                                                                                   125
  State and local taxes                                                                       112
  Other                                                                                        60
  Total expenses before reimbursement                                                      63,274
   Reimbursement of expenses                                                                   46                   63,228
 Net investment income                                                                                              15,542

Net realized loss and unrealized
 depreciation on investments:
 Net realized loss on investments                                                                                 (186,836)
 Net unrealized depreciation on investments                                                                     (1,186,878)
   Net realized loss and
    unrealized depreciation
    on investments                                                                                              (1,373,714)
Net decrease in net assets resulting
 from operations                                                                                               $(1,358,172)





Statement of changes in net assets
(dollars in thousands)
                                                                                       Year ended               Year ended
                                                                                     February 28,             February 28,
                                                                                             2003                     2002
Operations:
 Net investment income                                                                    $15,542                  $42,224
 Net realized (loss) gain on investments                                                 (186,836)                 127,310
 Net unrealized depreciation
  on investments                                                                       (1,186,878)                (739,189)
  Net decrease in net assets
   resulting from operations                                                           (1,358,172)                (569,655)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                     (13,443)                 (40,091)
 Distributions from net realized gain
  on investments                                                                          (52,719)                (316,801)
   Total dividends and distributions paid
    to shareholders                                                                       (66,162)                (356,892)

Capital share transactions                                                              1,326,884                1,242,769

Total (decrease) increase in net assets                                                   (97,450)                 316,222

Net assets:
 Beginning of year                                                                      7,774,173                7,457,951
 End of year (including undistributed net investment
  income and distributions in excess of
  net investment income: $1,125 and $(824),
  respectively)                                                                        $7,676,723               $7,774,173



See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge   Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5%                 Classes B and 529-B
                                               to zero                          convert to
                                               for redemptions within           classes A and 529-A,
                                               six years of                     respectively, after
                                               purchase                         eight years

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within        Class C converts to Class F
                                                one year of purchase          after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:


         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; expenses deferred for tax purposes; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 28, 2003, the cost of investment securities for federal income tax purposes was $7,812,466,000.

During the year ended February 28, 2003, the fund reclassified $150,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income                                   $1,888
Short-term and long-term capital loss deferrals                     (186,838)
Gross unrealized appreciation on investment securities               991,598
Gross unrealized depreciation on investment securities            (1,143,185)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $134,958,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $51,880,000, that were realized during the period November 1, 2002 through February 28, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Share class(1)
                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains
Year ended
February 28, 2003
Class A                                  $ 12,397                  -             $ 48,179          $ 60,576
Class B                                         -                  -                1,603             1,603
Class C                                         -                  -                1,271             1,271
Class F                                       704                  -                1,310             2,014
Class 529-A                                    97                  -                  121               218
Class 529-B                                     -                  -                   36                36
Class 529-C                                     -                  -                   43                43
Class 529-E                                     3                  -                    7                10
Class 529-F                                    -*                  -                    -                -*
Class R-1                                       -                  -                    -                 -
Class R-2                                      17                  -                    1                18
Class R-3                                      18                  -                   -*                18
Class R-4                                       4                  -                   -*                 4
Class R-5                                     203                  -                  148               351
Total                                    $ 13,443                  -             $ 52,719          $ 66,162

                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains

Year ended
February 28, 2002
Class A                                  $ 39,097                  -            $ 310,752         $ 349,849
Class B                                       286                  -                3,626             3,912
Class C                                       228                  -                1,165             1,393
Class F                                       480                  -                1,258             1,738
Total                                    $ 40,091                  -            $ 316,801         $ 356,892

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
     R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the year ended February 28, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.358% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2003, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended February 28, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
                                                  -------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A         $17,325           $9,074        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          2,467             389          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          2,049                               $307                $105            Not applicable
                                     Included
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F           545            Included             327                 90             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          27            Included             34                   5                  $23
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          67            Included             10                   5                   7
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          80            Included             12                   5                   8
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          7             Included              2                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          -*            Included             -*                  -*                   1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           2             Included             -*                   3             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           39            Included              8                  49             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           25            Included              8                  13             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           2             Included              1                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             33                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $22,635           $9,463             $742                $277                 $39
----------------===============================================================================================
     *Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class(1)
                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2003
Class A                         $ 1,671,380    119,951           $ 57,317       4,079     $ (1,160,096)   (85,607)
Class B                             212,471     15,363              1,557         111          (42,120)    (3,219)
Class C                             242,120     17,629              1,230          88          (41,834)    (3,231)
Class F                             275,462     19,996              1,808         130          (79,948)    (6,018)
Class 529-A                          43,692      3,112                217          16           (1,314)      (102)
Class 529-B                          13,598        973                 36           2             (277)       (21)
Class 529-C                          16,257      1,164                 43           3             (483)       (37)
Class 529-E                           3,096        224                 10           1              (37)        (3)
Class 529-F                             507         38                 -*          -*              (22)        (1)
Class R-1                               793         61                  -           -              (32)        (3)
Class R-2                            27,636      2,122                 18           1           (2,524)      (196)
Class R-3                            28,816      2,197                 18           1           (4,326)      (333)
Class R-4                             4,276        325                  4          -*             (967)       (73)
Class R-5                            66,654      4,738                346          25           (8,498)      (640)
Total net increase
   (decrease) in fund           $ 2,606,758    187,893           $ 62,604       4,457     $ (1,342,478)   (99,484)


                                            Net
                                         increase
                                     Amount    Shares

Class A                           $ 568,601    38,423
Class B                             171,908    12,255
Class C                             201,516    14,486
Class F                             197,322    14,108
Class 529-A                          42,595     3,026
Class 529-B                          13,357       954
Class 529-C                          15,817     1,130
Class 529-E                           3,069       222
Class 529-F                             485        37
Class R-1                               761        58
Class R-2                            25,130     1,927
Class R-3                            24,508     1,865
Class R-4                             3,313       252
Class R-5                            58,502     4,123
Total net increase
   (decrease) in fund           $ 1,326,884    92,866



                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2002
Class A                         $ 1,390,170     85,936          $ 328,360      19,637       $ (878,684)   (54,504)
Class B                             154,318      9,654              3,789         229          (12,276)      (780)
Class C                             120,095      7,600              1,336          81           (3,787)      (246)
Class F                             148,673      9,290              1,607          97          (11,896)      (782)
Class 529-A                             820         54                  -           -               (1)        -*
Class 529-B                             122          8                  -           -               -*         -*
Class 529-C                             123          8                  -           -               -*         -*
Total net increase
   (decrease) in fund           $ 1,814,321    112,550          $ 335,092      20,044       $ (906,644)   (56,312)




                                            Net
                                         increase
                                     Amount    Shares

Class A                          $ 839,846    51,069
Class B                            145,831     9,103
Class C                            117,644     7,435
Class F                            138,384     8,605
Class 529-A                            819        54
Class 529-B                            122         8
Class 529-C                            123         8
Total net increase
   (decrease) in fund          $ 1,242,769    76,282



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
    R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.
(2) Includes exchanges between share classes of the fund.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of February 28, 2003, the total value of restricted securities was $523,185,000, which represents 6.82% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,374,238,000 and $1,056,032,000, respectively, during the year ended February 28, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2003, the custodian fee of $125,000 includes $7,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                    (Loss) income from investment operations(2)
                                                                                Net
                                         Net asset                    (losses)gains
                                            value,           Net      on securities  Total from
                                         beginning    investment     (both realized  investment
                                         of period  income (loss)    and unrealized) operations
Class A:
 Year ended 2/28/2003                       $15.29          $.03             $(2.42)     $(2.39)
 Year ended 2/28/2002                        17.24           .09              (1.24)      (1.15)
 Year ended 2/28/2001                        19.00           .22                .38         .60
 Year ended 2/29/2000                        17.84           .13               3.61        3.74
 Year ended 2/28/1999                        16.93           .12               3.21        3.33
Class B:
 Year ended 2/28/2003                        15.12          (.07)             (2.39)      (2.46)
 Year ended 2/28/2002                        17.14          (.04)             (1.23)      (1.27)
 Period from 3/15/2000 to 2/28/2001          19.06           .09                .31         .40
Class C:
 Year ended 2/28/2003                        15.07          (.07)             (2.39)      (2.46)
 Period from 3/15/2001 to 2/28/2002          16.50          (.07)              (.59)       (.66)
Class F:
 Year ended 2/28/2003                        15.25           .03              (2.41)      (2.38)
 Period from 3/16/2001 to 2/28/2002          16.34           .05               (.33)       (.28)
Class 529-A:
 Year ended 2/28/2003                        15.29           .04              (2.43)      (2.39)
 Period from 2/15/2002 to 2/28/2002          15.48           .01               (.20)       (.19)
Class 529-B:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-C:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-E:
 Period from 3/7/2002 to 2/28/2003           16.08          (.01)             (3.22)      (3.23)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003          12.80           .01               - (3)        .01
Class R-1:
 Period from 6/26/2002 to 2/28/2003          13.96          (.04)             (1.19)      (1.23)
Class R-2:
 Period from 5/21/2002 to 2/28/2003          15.51          (.05)             (2.63)      (2.68)
Class R-3:
 Period from 6/4/2002 to 2/28/2003           15.06          (.01)             (2.17)      (2.18)
Class R-4:
 Period from 5/20/2002 to 2/28/2003          15.67           .02              (2.78)      (2.76)
Class R-5:
 Period from 5/15/2002 to 2/28/2003          15.72           .06              (2.85)      (2.79)




                                                 Dividends and distributions
                                          Dividends
                                          (from net    Distributions            Total      Net asset
                                         investment    (from capital    dividends and     value, end      Total
                                             income)           gains)   distributions      of period   return(4)
Class A:
 Year ended 2/28/2003                         $(.02)           $(.10)           $(.12)        $12.78     (15.70)%
 Year ended 2/28/2002                          (.09)            (.71)            (.80)         15.29      (7.08)
 Year ended 2/28/2001                          (.10)           (2.26)           (2.36)         17.24       3.03
 Year ended 2/29/2000                          (.10)           (2.48)           (2.58)         19.00      22.30
 Year ended 2/28/1999                          (.13)           (2.29)           (2.42)         17.84      21.07
Class B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.56     (16.36)
 Year ended 2/28/2002                          (.04)            (.71)            (.75)         15.12      (7.82)
 Period from 3/15/2000 to 2/28/2001            (.06)           (2.26)           (2.32)         17.14       1.93
Class C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.51     (16.42)
 Period from 3/15/2001 to 2/28/2002            (.06)            (.71)            (.77)         15.07      (4.44)
Class F:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.73     (15.74)
 Period from 3/16/2001 to 2/28/2002            (.10)            (.71)            (.81)         15.25      (2.12)
Class 529-A:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.76     (15.73)
 Period from 2/15/2002 to 2/28/2002               -                -                -          15.29      (1.23)
Class 529-B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-E:
 Period from 3/7/2002 to 2/28/2003             (.02)            (.10)            (.12)         12.73     (20.18)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003            (.03)               -             (.03)         12.78        .05
Class R-1:
 Period from 6/26/2002 to 2/28/2003               -                -                -          12.73      (8.81)
Class R-2:
 Period from 5/21/2002 to 2/28/2003            (.02)            (.10)            (.12)         12.71     (17.37)
Class R-3:
 Period from 6/4/2002 to 2/28/2003             (.03)            (.10)            (.13)         12.75     (14.58)
Class R-4:
 Period from 5/20/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.76     (17.74)
Class R-5:
 Period from 5/15/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.78     (17.83)





                                                                                 Ratio of
                                                              Ratio of         net income
                                            Net assets,       expenses          (loss) to
                                          end of period     to average            average
                                           (in millions)    net assets         net assets
Class A:
 Year ended 2/28/2003                            $6,641           .77%               .25%
 Year ended 2/28/2002                             7,356            .71                .58
 Year ended 2/28/2001                             7,417            .67               1.18
 Year ended 2/29/2000                             7,270            .68                .72
 Year ended 2/28/1999                             5,939            .67                .70
Class B:
 Year ended 2/28/2003                               299           1.55               (.52)
 Year ended 2/28/2002                               174           1.49               (.27)
 Period from 3/15/2000 to 2/28/2001                  41           1.47  (6)           .50  (6)
Class C:
 Year ended 2/28/2003                               274           1.59               (.55)
 Period from 3/15/2001 to 2/28/2002                 112           1.61  (6)          (.46) (6)
Class F:
 Year ended 2/28/2003                               289            .82                .22
 Period from 3/16/2001 to 2/28/2002                 131            .84  (6)           .31  (6)
Class 529-A:
 Year ended 2/28/2003                                39            .78                .28
 Period from 2/15/2002 to 2/28/2002                   1            .03                .03
Class 529-B:
 Year ended 2/28/2003                                12           1.71               (.65)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-C:
 Year ended 2/28/2003                                14           1.69               (.63)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-E:
 Period from 3/7/2002 to 2/28/2003                    3           1.16  (6)          (.09) (6)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003                - (5)           .40                .07
Class R-1:
 Period from 6/26/2002 to 2/28/2003                   1           1.58  (6)(7)       (.49) (6)
Class R-2:
 Period from 5/21/2002 to 2/28/2003                  25           1.54  (6)(7)       (.46) (6)
Class R-3:
 Period from 6/4/2002 to 2/28/2003                   24           1.16  (6)(7)       (.09) (6)
Class R-4:
 Period from 5/20/2002 to 2/28/2003                   3            .81  (6)(7)        .24  (6)
Class R-5:
 Period from 5/15/2002 to 2/28/2003                  53            .48  (6)           .58  (6)


                                                                                    Year ended February 28 or 29
                                                                       2003        2002         2001         2000            1999

Portfolio turnover rate for all classes of shares                       18%         25%          39%          34%             36%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 2000 and 1999 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 3.01%, 2.21%, 1.29% and .95% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) Amount less than .01 percent.


Independent auditors' report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 28, 2003


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2003, the fund paid a long-term capital gain distribution of $52,719,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended March 31, 2003 (the most recent calendar quarter):

                                                                        1 year         Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within six years of purchase                       -23.76%            -8.14%/1/
Not reflecting CDSC                                                     -19.78%            -7.37%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                     -20.59%           -10.06%/2/
Not reflecting CDSC                                                     -19.79%           -10.06%/2/

CLASS F SHARES/3/
Not reflecting annual asset-based fee charged by sponsoring firm        -19.15%            -8.62%/4/

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                   -23.78%           -18.84%/5/
Not reflecting maximum sales charge                                     -19.13%           -14.45%/5/

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase               -23.86%           -17.08%/6/
Not reflecting CDSC                                                     -19.88%           -14.00%/6/

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                        -20.68%           -14.00%/6/
Not reflecting CDSC                                                     -19.88%           -14.00%/6/

CLASS 529-E SHARES/3/
Total return                                                            -19.44%           -18.41%/7/

CLASS 529-F SHARES/3/
Total return                                                                 --            +0.91%/8/

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Average annual compound return from March 16, 2001, when Class F shares were first sold.
/5/ Average annual compound return from February 15, 2002, when Class 529-A shares were first sold.
/6/ Average annual compound return from February 19, 2002, when Class 529-B and Class 529-C shares were first sold.
/7/ Average annual compound return from March 7, 2002, when Class 529-E shares were first sold.
/8/ From September 17, 2002, when Class 529-F shares were first sold.




BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS
                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund/1/     Principal occupation(s) during past five years

H. Frederick Christie, 69                       1998          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company subsidiary of Southern California Edison
                                                              Company)

Mary Anne Dolan, 56                             1998          Founder and President, M.A.D., Inc. (communications company); former
                                                              Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 67                               1990          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Mary Myers Kauppila, 49                         1998          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Bailey Morris-Eck, 58                           1999          Senior Associate, Reuters Foundation; Senior Fellow, Institute for
                                                              International Economics; Consultant, The Independent of London

Kirk P. Pendleton, 63                           1986          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 66                      1998          President of the Salzburg Seminar; President Emeritus, Middlebury
                                                              College

Stephen B. Sample, Ph.D., 62                    1999          President, University of Southern California

"NON-INTERESTED" DIRECTORS

                                             Number of
                                          boards within the
                                           fund complex/2/
                                             on which
Name and age                               Director serves    Other directorships/3/ held by Director
H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Mary Anne Dolan, 56                               3           None

Martin Fenton, 67                                16           None

Mary Myers Kauppila, 49                           5           None

Bailey Morris-Eck, 58                             3           None

Kirk P. Pendleton, 63                             6           None

Olin C. Robison, Ph.D., 66                        3           None

Stephen B. Sample, Ph.D., 62                      2           UNOVA, Inc.; William Wrigley Jr. Company

"INTERESTED" DIRECTORS/4/
                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund/1/      principal underwriter of the fund
R. Michael Shanahan, 64                         1986            Chairman of the Board and Principal Executive Officer, Capital
Chairman of the Board                                           Research and Management Company; Director, American Funds
                                                                Distributors, Inc.;/5/ Director, The Capital Group
                                                                Companies, Inc.; /5/ Chairman of the Board, Capital Management
                                                                Services, Inc.; /5/ Director, Capital Strategy Research, Inc. /5/

Claudia P. Huntington, 51                     1992-1994         Senior Vice President, Capital Research and
President                                       1996            Management Company

                                             Number of
                                          boards within the
                                            fund complex/2/
Name, age and                                 on which
position with fund                         Director serves      Other directorships/3/ held by Director

R. Michael Shanahan, 64                           2             None
Chairman of the Board

Claudia P. Huntington, 51                         1             None
President

Chairman Emeritus
James D. Fullerton, 86                                          Retired; former Chairman of the Board, The Capital Group
                                                                Companies, Inc./5/

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

/1/ Directors and officers of the fund serve until their resignation, removal or retirement.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/ Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years
Name, age and                                officer of       and positions held with affiliated entities or the
position with fund                            the fund/1/     principal underwriter of the fund
Timothy D. Armour, 42                           1996          Executive Vice President and Director, Capital
Senior Vice President                                         Companies, Research and Management Company; Director, The Capital
                                                              Group Inc./2/

Paul G. Haaga, Jr., 54                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, American Funds
                                                              Distributors, Inc. /2/

Joanna F. Jonsson, 39                           1998          Senior Vice President, Capital Research Company/2/
Vice President

C. Ross Sappenfield, 37                         1999          Vice President and Director, Capital Research
Vice President                                                Company/2/

Stuart R. Strachan, 46                          2000          Vice President and Senior Counsel-- Fund
Vice President                                                Business Management Group, Capital Research and Management Company

Julie F. Williams, 54                         1984-1998       Vice President-- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Robert P. Simmer, 42                            1994          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

/1/Directors and officers of the fund serve until their resignation, removal or retirement.
/2/Company affiliated with Capital Research and Management Company.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMCAP-011-0403
Litho in USA AGD/GP/6231

Printed on recycled paper